UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 14, 2011

(Date of Report — date of earliest event reported)

DATALINK CORPORATION

(Exact name of registrant as specified in charter)

Minnesota

(State or other jurisdiction of incorporation or organization)

00029758	41-0856543
(Commission File No.)	(IRS Employer Identification No.)

8170 Upland Circle, Chanhassen, MN 55317-8589

(Address of principal executive offices)

952-944-3462

(Registrant’s telephone number, including area code)

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 14, 2011, Datalink Corporation (the “Company”) completed a follow-on public offering of 4,266,500 shares of common stock (the “Shares”) with a price to the public of $5.75 per share.  Craig-Hallum Capital Group LLC and Canaccord Genuity Inc. were the joint book-running managers for the offering.  The Company issued and sold 3,306,500 Shares in the offering and the selling stockholder sold 960,000 Shares in the offering. The number of Shares sold by the Company and the selling stockholder in the offering includes the underwriters’ full exercise of their over-allotment option.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 14, 2011

DATALINK CORPORATION

		By:	/s/ Gregory T. Barnum
Gregory T. Barnum,
Vice President of Finance and Chief Financial Officer